Financial Risk Management	12 Months Ended
Dec. 31, 2024
Financial Risk Management [Abstract]
Financial Risk Management

NOTE 19: Financial risk management

Capital management

Capital is comprised of equity attributable to shareholders, borrowings, and cash and cash equivalents. The Company aims to maintain a strong capital base in order to maintain investor and creditor confidence and to sustain the future development of the business. The Company’s objectives when managing capital are to maintain sufficient liquidity to meet its working capital requirements, fund capital investment and purchases, and safeguard its ability to continue operating as a going concern. The Company monitors capital regularly to ensure that the statutory capital requirements are met and may propose capital increases at shareholders’ meetings to ensure the necessary capital remains intact.

Credit risk

Credit risk arises from cash and cash equivalents, short-term bank deposits, as well as credit exposure to collaboration partners. Credit risk refers to the risks that counterparty will default on its contractual obligations resulting in financial loss to the Company.

At the end of 2024, the Company operated with more than 1,000 different customers, systematically reducing credit risk compared to prior periods.

In the U.S. healthcare system, and particularly within the molecular diagnostic CLIA laboratory industry, where there are rapid technological advances in diagnostic services, companies provide services to healthcare professionals and their patients, while being reimbursed from commercial and governmental insurance systems. Often these services are provided out of network and without supplier contracts. As a result, there is reimbursement risk, separate from credit risk that is characterized by uncertainty in reimbursement value, delays in payment, and ultimately non-payment. This impacts the Company’s revenue recognition and cash collections.

In addition to reimbursement risk associated with commercial third-party payors, credit risk may also arise from amounts due directly from patients. In many cases, payors will cover the entire cost of testing. For example, for tests that fall under the Clinical Laboratory Fee Schedule, there is no co-payment, co-insurance or deductible for patients covered under traditional Medicare. However, patients covered by commercial insurance companies may be responsible for a co-payment, co-insurance, and/or deductible depending on the health insurance plan and individual patient benefit. Credit risk exists for those patients who cannot meet their co-payment or deductible portions.

Customers’ compliance with agreed credit terms is regularly and closely monitored. Trade accounts receivable amounted to $14.4 million as of December 31, 2024, and no allowance for expected credit loss was recorded. No ECL has been recorded for other financial assets carried at amortized cost as there is no related credit risk.

The credit risk on cash and cash equivalents of $46.8 million is limited given that the counterparties are banks with high credit scores attributed by international rating agencies.

Interest risk

During 2024, the Company entered into a 60-month loan with OrbiMed for a total amount of $55 million (refer to Note 15 for further details). The loan accrues interest at a floating per annum rate equal to the greater of (x) the SOFR rate for such period and (y) 2.50% plus, in either case, 8.50%, and will require interest-only payments for the term of the loan. For every increase of 0.25% in the Prime rate, the Company’s interest expense increases by approximately $140,000 per year.

Currency risk

Given the Company’s functional currency is U.S Dollar, the currency risk is concentrated on European operations.

As of December 31, 2024, cash deposits in EURO amounted to €162,000.

The Company performed a sensitivity analysis of an increase/decrease of exchange rate on operations of 10%. The exposure of operations to the currency risk is immaterial given the limited size of the European operations and contribution to revenues versus the Company as a whole.

Liquidity risk

The Company manages liquidity risk by maintaining adequate reserves and by continuously monitoring forecast and actual cash flows and matching the maturity profiles of financial assets and liabilities. At the date of this report, the Company has 2 loan agreements with banks and state institutions, and 12 leases (see Notes 11 and 15).

For the years ended December 31, 2024 Thousands of $	Less than 1 year	1-2 years	3-7 years	Total contractual cash flows	Carrying amount
Non derivatives
Trade payables	8,001			8,001	8,001
Loans	325		55,000	55,325	51,291
Lease liabilities	2,076	1,954	7,195	11,225	8,773
Total	10,402	1,954	62,195	74,551	68,065

For the years ended December 31, 2023 Thousands of $	Less than 1 year	1-2 years	3-7 years	Total contractual cash flows	Carrying amount
Non derivatives
Trade payables	8,811	-	-	8,811	8,811
Loans	650	324	37,442	38,416	36,207
Lease liabilities	1,900	1,766	2,189	5,855	5,058
Total	11,361	2,090	39,631	53,082	50,076

Note: Except for carrying amount, all figures shown in this table are undiscounted and reflect future cash payments

The Company is also committed to a potential additional cash out of an aggregate earnout amount of up to $82.5 million that could become payable in cash by MDxHealth to Exact Sciences upon achievement of certain revenue milestones related to fiscal years 2023 through 2025 and payable during 2025 through 2027. At the option of MDxHealth, the earnout amounts to Exact Sciences can be settled in cash or through the issuance of additional shares of the Company (valued in function of a volume weighted average trading price of the Company's shares at the end of the relevant earnout period) to Exact Sciences, provided that the aggregate number of shares held by Exact Sciences shall not exceed more than 7.5% of the outstanding shares of MDxHealth. The Company is unable to determine the exact amounts payable to Exact Sciences in each of the coming years, as those amounts are dependent on the GPS revenues that the Company will achieve in 2025.

Other risks

The Company subscribes to certain insurance policies to cover matters such as (i) fire, theft, and other damage to its assets, (ii) product and liability insurance and clinical trial insurance, and (iii) D&O insurance. To date, no significant claims have been made under these insurance policies and there is no guarantee that the insurances will cover all damages if they should ever occur.